Exhibit 99.5

Gamesys Group plc

Unaudited Interim Condensed Consolidated Financial Statements

[in pounds sterling, except where otherwise noted]

For the Three Months Ended 31 March 2021

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Three months ended 31 March 2021		Three months ended 31 March 2020
	(£m)		(£m)
Revenue[4]	197.8		155.3

Costs and expenses
Distribution costs[4,5]	107.7		84.0
Administrative costs[4,5]	58.0		53.1
Severance costs[4]	0.8		–
Transaction related costs[4]	1.9		2.2
Foreign exchange (gain)/loss[4]	(4.2)		4.0
Total costs and expenses	164.2		143.3

Interest income[6]	(0.1)		(0.1)
Interest expense[6]	5.1		6.5
Accretion on financial liabilities[6]	0.3		0.3
Total financing expenses	5.3		6.7

Net income for the period before taxes	28.3		5.3

Tax expense[7]	4.5		1.2

Net income for the period attributable to owners of the parent	23.8		4.1

Other comprehensive income/(loss): Items that will or may be reclassified to profit or loss in subsequent periods
Foreign currency translation gain/(loss) on retranslation of foreign subsidiaries	3.3		(2.8)
(Loss)/gain on currency swap[14]	(4.7)		2.8
Gain/(loss) on interest rate swap[14]	0.3		(1.0)
Other comprehensive loss for the period	(1.1)		(1.0)

Total comprehensive income/(loss) for the period attributable to owners of the parent	22.7		3.1

Net income for the period per share
Basic[8]	21.8	p	3.8	p
Diluted[8]	21.7	p	3.8	p

See accompanying notes

UNAUDITED INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

	As at 31 March 2021	As at 31 December 2020
ASSETS	(£m)	(£m)
Non-current assets
Tangible assets	9.2	8.9
Intangible assets[10]	388.8	407.6
Goodwill[10]	523.8	526.2
Right-of-use assets[15]	21.2	21.9
Deferred tax asset[7]	13.0	9.9
Other long-term receivables[11,19]	5.0	5.1
Total non-current assets	961.0	979.6

Current assets
Cash[12,19,22]	250.9	212.6
Player deposits[12,19]	29.0	29.6
Trade and other receivables[13,19]	38.6	39.9
Taxes receivable	0.5	3.8
Total current assets	319.0	285.9

Total assets	1,280.0	1,265.5

LIABILITIES AND EQUITY

Current liabilities
Accounts payable and accrued liabilities[16,19]	98.7	98.6
Other short-term payables[19]	0.9	0.3
Current portion of currency and interest rate swap payable[9,14,19]	6.8	3.7
Current portion of lease liabilities[9,15,19]	5.9	6.1
Interest payable[9,19]	1.9	1.9
Payable to players[19]	29.0	29.6
Taxes payable	24.0	16.9
Total current liabilities	167.2	157.1

Non-current liabilities
Other long-term payables[9,14,19,20]	13.7	13.1
Provisions[17]	6.1	6.8
Lease liabilities[9,15,19]	16.3	16.6
Deferred tax liability[7]	42.6	44.4
Long-term debt[9,18,19]	492.0	508.1
Total non-current liabilities	570.7	589.0

Total liabilities	737.9	746.1

Equity
Retained earnings	270.4	246.3
Share capital[21]	11.0	11.0
Share premium	9.9	8.9
Other reserves	250.8	253.2
Total equity	542.1	519.4

Total liabilities and equity	1,280.0	1,265.5

See accompanying notes

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Share Capital (£m)	Share Premium (£m)	Merger Reserve (£m)	Share- Based Payment Reserve (£m)	Translation Reserve (£m)	Hedge Reserve (£m)	Retained Earnings (£m)	Total (£m)
Balance at 1 January 2020	10.9	4.7	234.5	10.1	25.4	(11.6)	190.8	464.8

Comprehensive income/(loss) for the period:
Net income for the period	–	–	–	–	–	–	4.1	4.1
Other comprehensive (loss)/ income	–	–	–	–	(2.8)	1.8	–	(1.0)
Total comprehensive (loss)/income for the period:	–	–	–	–	(2.8)	1.8	4.1	3.1

Contributions by and distributions to shareholders:
Payment of long-term incentive plan	–	–	–	(0.4)	–	–	–	(0.4)
Share-based compensation	–	–	–	0.2	–	–	–	0.2
Total contributions by and distributions to shareholders:	–	–	–	(0.2)	–	–	–	(0.2)

Balance at 31 March 2020	10.9	4.7	234.5	9.9	22.6	(9.8)	194.9	467.7

Balance at 1 January 2021	11.0	8.9	234.5	12.0	17.9	(11.2)	246.3	519.4

Comprehensive income/(loss) for the period:
Net income for the period	–	–	–	–	–	–	23.8	23.8
Other comprehensive income/(loss)	–	–	–	–	3.3	(4.4)	–	(1.1)
Total comprehensive income/(loss) for the period:	–	–	–	–	3.3	(4.4)	23.8	22.7

Contributions by and distributions to shareholders:
Exercise of options[21]	–	1.0	–	(0.3)	–	–	0.3	1.0
Purchase of shares to satisfy employee incentive obligations[21]	–	–	–	(1.6)	–	–	–	(1.6)
Share-based compensation[21]	–	–	–	0.6	–	–	–	0.6
Total contributions by and distributions to shareholders:	–	1.0	–	(1.3)	–	–	0.3	–

Balance at 31 March 2021	11.0	9.9	234.5	10.7	21.2	(15.6)	270.4	542.1

See accompanying notes

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended 31 March 2021	Three months ended 31 March 2020
	(£m)	(£m)
Operating activities
Cash generated from operations[22]	56.5	36.8
Income taxes paid	(2.3)	(0.8)
Income taxes received	3.2	–
Total cash provided by operating activities	57.4	36.0

Financing activities
Proceeds from exercise of options	1.0	–
Payment of long-term incentive plan	–	(0.4)
Debt issuance and repricing costs[9,18]	–	(0.3)
Principal repayment on long-term debt[9,18]	–	(40.0)
Payment of one-time incentive plan[21]	(1.6)	–
Lease payments[9,15]	(1.5)	(1.2)
Interest and swap payments[9]	(5.4)	(7.3)
Total cash used in financing activities	(7.5)	(49.2)

Investing activities
Purchase of tangible assets	(1.4)	(0.8)
Purchase of intangible assets[10]	(4.7)	(3.5)
Total cash used in investing activities	(6.1)	(4.3)

Net increase/(decrease) in cash during the period	43.8	(17.5)
Cash, beginning of period	212.6	100.3
Exchange (loss)/gain on cash and cash equivalents	(5.5)	2.4
Cash, end of period	250.9	85.2

See accompanying notes

SUPPLEMENTARY NOTES FOR THE THREE MONTHS ENDED 31 MARCH 2021

1.	Corporate information

Gamesys Group plc is an online gaming holding company that was incorporated under the Companies Act 2006 (England and Wales) on 29 July 2016. Gamesys Group plc’s registered office is located at 10 Piccadilly, London, United Kingdom. Unless the context requires otherwise, use of ‘Group’ in these accompanying notes means Gamesys Group plc and its subsidiaries, as applicable.

The Group currently offers bingo, casino and other games to its players using the Jackpotjoy, Megaways Casino, Botemania, Virgin Games, Heart Bingo, Virgin Casino, Monopoly Casino, Rainbow Riches Casino, Vera&John, InterCasino and VIP Casino brands. All brands operate off proprietary software owned by the Group.

On 24 March 2021, the boards of the Group and Bally’s Corporation (‘Bally’s’) announced a possible combination and on 13 April 2021, the Group announced agreement of definitive terms by which it will combine with Bally’s (the ‘Bally’s Combination’). Pursuant to the Bally’s Combination, Bally’s would acquire the entire issued and to be issued ordinary share capital of the Group. Under the terms of the Bally’s Combination, each shareholder of the Group will be entitled to receive 1,850p in cash for each ordinary share of the Group. Bally’s will also make available a share alternative, pursuant to which Gamesys shareholders may elect to receive Bally’s shares in lieu of part or all of the cash consideration to which they would otherwise be entitled under the terms of the Bally’s Combination. Under the share alternative, for each ordinary share of the Group, shareholders will be entitled to 0.343 of Bally’s shares.

These Unaudited Interim Condensed Consolidated Financial Statements were authorised for issue by the Board of Directors of Gamesys Group plc on 19 May 2021.

2.	Basis of preparation

Basis of presentation

These Unaudited Interim Condensed Consolidated Financial Statements have been prepared by management on a going concern basis, are presented in compliance with International Accounting Standard 34 – Interim Financial Reporting and have been prepared on a basis consistent with the accounting policies and methods used and disclosed in Gamesys Group plc’s consolidated financial statements for the year ended 31 December 2020 (the ‘Annual Financial Statements’), except as described below. Certain information and disclosures normally included in the Annual Financial Statements prepared in accordance with International Financial Reporting Standards (‘IFRS’) as issued by the International Accounting Standards Board (‘IASB’) have been omitted or condensed.

These Unaudited Interim Condensed Consolidated Financial Statements should be read in conjunction with the Annual Financial Statements. All defined terms used herein are consistent with those terms as defined in the Annual Financial Statements.

These Unaudited Interim Condensed Consolidated Financial Statements have been prepared under the historical cost convention, other than for the measurement at fair value of the Group’s Interest Rate Swap, Currency Swap and certain loans receivable.

3.	Summary of significant accounting policies

For a description of the Group’s significant accounting policies, critical accounting estimates and assumptions, and related information see notes 3 and 4 to the Annual Financial Statements. Other than what is described below, there have been no changes to the Group’s significant accounting policies or critical accounting estimates and assumptions during the three months ended 31 March 2021.

Contingent liabilities

Management has exercised judgement in applying the Group’s accounting policies to the recognition of transaction related costs attributable to work performed during the three months ended 31 March 2021 in relation to the Bally’s Combination. Furthermore, management has assessed whether any contingent transaction related costs meet the recognition criteria set out by IAS 37 – Provisions, Contingent Liabilities and Contingent Assets, and has concluded that on the basis of the position at the reporting date, no additional provisions or accruals are required. Disclosure of a contingent liability is also not required as economic inflows and outflows are considered improbable as at 31 March 2021.

4.	Segment information

The Group has a single operating segment, being online gaming. The online gaming segment consists of online bingo and casino operating results of the Jackpotjoy, Megaways Casino, Virgin Games, Heart Bingo, Botemania, Rainbow Riches Casino, Virgin Casino, Monopoly Casino, Vera&John, InterCasino and VIP Casino brands.

The following tables present selected financial results for online gaming and the unallocated corporate costs:

Three months ended 31 March 2021:

	Online gaming (£m)	Unallocated corporate costs (£m)	Total (£m)
Revenue	197.8	—	197.8

Distribution costs	107.7	—	107.7
Amortisation and depreciation	24.3	0.2	24.5
Compensation, professional, and general and administrative expenses	28.6	4.9	33.5
Severance costs	0.8	—	0.8
Transaction related costs	—	1.9	1.9
Foreign exchange gain	(0.7)	(3.5)	(4.2)
Financing, net	0.3	5.0	5.3
Income/(loss) for the period before taxes	36.8	(8.5)	28.3
Tax expense	4.4	0.1	4.5
Net income/(loss) for the period after taxes	32.4	(8.6)	23.8

Net income/(loss) for the period after taxes	32.4	(8.6)	23.8
Interest expense, net	0.3	4.7	5.0
Accretion on financial liabilities	—	0.3	0.3
Tax expense	4.4	0.1	4.5
Amortisation and depreciation	24.3	0.2	24.5
EBITDA	61.4	(3.3)	58.1
Severance costs	0.8	—	0.8
One-off tax charges	(0.4)	—	(0.4)
Transaction related costs	—	1.9	1.9
Foreign exchange gain	(0.7)	(3.5)	(4.2)
Adjusted EBITDA	61.1	(4.9)	56.2

Net income/(loss) for the period after taxes	32.4	(8.6)	23.8
Severance costs	0.8	—	0.8
One-off tax charges	(0.4)	—	(0.4)
Transaction related costs	—	1.9	1.9
Foreign exchange gain	(0.7)	(3.5)	(4.2)
Amortisation of acquisition related purchase price intangibles	19.9	—	19.9
Accretion on financial liabilities	—	0.3	0.3
Deferred tax on purchase price intangibles	(1.8)	—	(1.8)
Adjusted net income/(loss)	50.2	(9.9)	40.3

Three months ended 31 March 2020:

	Online gaming (£m)	Unallocated corporate costs (£m)	Total (£m)
Revenue	155.3	—	155.3

Distribution costs	84.0	—	84.0
Amortisation and depreciation	22.6	0.2	22.8
Compensation, professional, and general and administrative expenses	25.8	4.5	30.3
Transaction related costs	—	2.2	2.2
Foreign exchange (gain)/loss	(0.8)	4.8	4.0
Financing, net	0.2	6.5	6.7
Income/(loss) for the period before taxes	23.5	(18.2)	5.3
Tax expense	1.1	0.1	1.2
Net income/(loss) for the period after taxes	22.4	(18.3)	4.1

Net income/(loss) for the period after taxes	22.4	(18.3)	4.1
Interest expense, net	0.2	6.2	6.4
Accretion on financial liabilities	—	0.3	0.3
Tax expense	1.1	0.1	1.2
Amortisation and depreciation	22.6	0.2	22.8
EBITDA	46.3	(11.5)	34.8
Transaction related costs	—	2.2	2.2
Foreign exchange (gain)/loss	(0.8)	4.8	4.0
Adjusted EBITDA	45.5	(4.5)	41.0

Net income/(loss) for the period after taxes	22.4	(18.3)	4.1
Transaction related costs	—	2.2	2.2
Foreign exchange (gain)/loss	(0.8)	4.8	4.0
Amortisation of acquisition related purchase price intangibles	19.2	—	19.2
Accretion on financial liabilities	—	0.3	0.3
Deferred tax on purchase price intangibles	(1.6)	—	(1.6)
Adjusted net income/(loss)	39.2	(11.0)	28.2

During the three months ended 31 March 2021, revenue was earned from players situated in the following locations: United Kingdom – 60% (three months ended 31 March 2020 – 59%), Japan – 28% (three months ended 31 March 2020 – 24%), Spain – 4% (three months ended 31 March 2020 – 5%), rest of Europe – 2% (three months ended 31 March 2020 – 6%), rest of world – 6% (three months ended 31 March 2020 – 6%).

During the three months ended 31 March 2021, the Group’s B2B Revenue comprised 4% (three months ended 31 March 2020 – 4%) of total Group revenue, with the remaining portion being revenue earned from Net Gaming Revenue operations.

Non-current assets by geographical location as at 31 March 2021 were as follows: Europe £97.5 million (31 December 2020 – £98.8 million), Americas £4.9 million (31 December 2020 – £6.1 million) and United Kingdom £858.6 million (31 December 2020 – £874.7 million). £18.5 million of the movement in non-current assets relates to the Group’s online gaming segment, with the remainder relating to unallocated corporate costs.

5.	Costs and expenses

	Three months ended 31 March 2021 (£m)	Three months ended 31 March 2020 (£m)
Distribution costs:
Selling and marketing	43.2	35.0
Licensing fees	17.6	13.5
Gaming taxes	28.7	23.6
Processing fees	18.2	11.9
	107.7	84.0

Administrative costs:
Compensation and benefits	24.5	21.6
Professional fees	2.4	1.6
General and administrative	6.6	7.1
Tangible and right-of-use asset depreciation	2.2	1.9
Intangible asset amortisation	22.3	20.9
	58.0	53.1

6.	Interest income/expense

	Three months ended 31 March 2021 (£m)	Three months ended 31 March 2020 (£m)
Total interest income	0.1	0.1

Interest accrued and paid on long-term debt	4.7	6.1
Interest accrued on deferred consideration	0.1	0.1
Interest accrued and paid on lease liabilities	0.3	0.3
Total interest expense	5.1	6.5

Debt issue costs and accretion recognised on long-term debt	0.3	0.3
Total accretion on financial liabilities	0.3	0.3

7.	Taxes and deferred taxes

	Three months ended 31 March 2021 (£m)	Three months ended 31 March 2020 (£m)
UK	2.6	1.4
Foreign jurisdictions	7.4	1.7
Adjustments for prior periods	—	2.0
Current tax expense	10.0	5.1

Tax effect of temporary differences	(3.7)	(2.3)
Reversal of temporary differences related to business combinations	(1.8)	(1.6)
Deferred tax credit	(5.5)	(3.9)

Total tax expense	4.5	1.2

The difference between the actual tax charge for the period and the standard rate of corporation tax in the United Kingdom applied to profits for the period is as follows:

	Three months ended 31 March 2021 (£m)	Three months ended 31 March 2020 (£m)
Profit for the period before taxes (continuing operations)	28.3	5.3
Tax using Gamesys Group plc’s domestic tax rate of 19% (2020 – 19%)	5.4	1.0
Adjusted for effects of:
Non-deductible expenses	3.6	0.4
Different tax rates applied in foreign jurisdictions	(5.7)	(5.6)
Non-capital loss for which no tax benefit has been recorded	0.9	2.9
Adjustments for prior periods	—	2.0
Utilisation of brought forward losses not previously recognised as an asset	(0.1)	—
Other differences	0.4	0.5
Total tax expense	4.5	1.2

As at 31 March 2021, taxes payable and receivable balances consist primarily of taxes related to the 2018, 2019, 2020 and 2021 fiscal years.

As at 31 March 2021, the Group has tax losses amounting to £6.2 million (31 December 2020 – £4.5 million) for which no deferred tax asset has been recognised due to reduced certainty over the existence of future taxable profits in the affected subsidiaries.

	Deferred tax asset (£m)	Deferred tax liability (£m)
Balance, 1 January 2020	—	53.2
Deferred tax on purchase price intangibles	—	(8.7)
Transfer from current taxes receivable	7.2	—
Accrued tax rebates	4.8	—
Temporary differences: intangible assets	1.7	—
Transfer to current taxes receivable	(3.8)	—
Foreign exchange translation	—	(0.1)
Balance, 31 December 2020	9.9	44.4
Deferred tax on purchase price intangibles	—	(1.8)
Temporary differences: intangible assets	(0.4)	—
Accrued tax rebates	4.1	—
Foreign exchange translation	(0.6)	—
Balance, 31 March 2021	13.0	42.6

Deferred tax assets relate to differences in timing of distribution of taxed profits through intercompany dividend declarations (£11.7 million) and other temporary differences (£1.3 million). Deferred tax liabilities relate exclusively to balances arising on business combinations.

8.	Earnings per share

The following table presents the calculation of basic and diluted earnings per share:

	Three months ended 31 March 2021 (£m)		Three months ended 31 March 2020 (£m)
Numerator:
Net income attributable to owners of the parent – basic	23.8		4.1
Net income attributable to owners of the parent – diluted	23.8		4.1

Denominator:
Weighted average number of shares outstanding – basic (#)	109.4		108.7
Weighted average effect of dilutive share options (#)	0.4		—
Weighted average number of shares outstanding – diluted (#)	109.8		108.7

Net income per share[1,2]
Basic	21.8	p	3.8	p
Diluted	21.7	p	3.8	p

1Basic net income per share is calculated by dividing the net income by the weighted average number of shares outstanding during the period.

2Diluted net income per share is calculated by dividing the net income by the weighted average number of shares outstanding during the period and adjusted for the number of potentially dilutive share options and contingently issuable instruments.

9.	Liabilities arising from financing activities

The following is a reconciliation of liabilities arising from financing activities:

	Long-term debt (£m)	Interest payable (£m)	Non- compete clauses (£m)	Interest rate swap liability (£m)	Currency swap liability (£m)	Deferred consideration (£m)	Lease liabilities (£m)	Total (£m)
Balance, 1 January 2020	530.3	1.0	4.7	1.1	9.3	10.0	22.7	579.1
Cash flows	(40.3)	(21.8)	(4.7)	(0.9)	(2.3)	—	(5.9)	(75.9)
Non-cash flows:
Fair value adjustments	—	—	—	1.6	(2.0)	—	—	(0.4)
Interest expense	—	22.9	—	—	—	—	1.2	24.1
Lease liabilities recognised	—	—	—	—	—	—	4.6	4.6
Accretion	1.2	—	—	—	—	—	—	1.2
Foreign exchange translation	16.9	(0.2)	—	—	—	—	0.1	16.8
Balance, 31 December 2020	508.1	1.9	—	1.8	5.0	10.0	22.7	549.5
Cash flows	—	(4.7)	—	(0.2)	(0.5)	—	(1.5)	(6.9)
Non-cash flows:
Fair value adjustments	—	—	—	(0.3)	4.7	—	—	4.4
Interest expense	—	4.7	—	—	—	—	0.3	5.0
Lease liabilities recognised	—	—	—	—	—	—	0.9	0.9
Accretion	0.3	—	—	—	—	—	—	0.3
Foreign exchange translation	(16.4)	—	—	—	—	—	(0.2)	(16.6)
Balance, 31 March 2021	492.0	1.9	—	1.3	9.2	10.0	22.2	536.6

10.	Intangible assets and goodwill

As at 31 March 2021

	Player relationships	Software	Brand	Partnership agreements	Goodwill	Total
	(£m)	(£m)	(£m)	(£m)	(£m)	(£m)
Cost
Balance, 1 January 2021	516.2	142.0	68.5	17.8	545.7	1,290.2
Additions	—	4.7	—	—	—	4.7
Translation	(1.2)	(2.6)	(0.5)	(0.3)	(2.7)	(7.3)
Balance, 31 March 2021	515.0	144.1	68.0	17.5	543.0	1,287.6

Accumulated amortisation/impairment
Balance, 1 January 2021	262.0	38.7	20.0	16.2	19.5	356.4
Amortisation	17.6	3.3	0.9	0.5	—	22.3
Translation	(1.0)	(2.1)	(0.2)	(0.1)	(0.3)	(3.7)
Balance, 31 March 2021	278.6	39.9	20.7	16.6	19.2	375.0

Carrying value
Balance, 31 March 2021	236.4	104.2	47.3	0.9	523.8	912.6

As at 31 December 2020

	Player relationships	Software	Brand	Partnership agreements	Goodwill	Total
	(£m)	(£m)	(£m)	(£m)	(£m)	(£m)
Cost
Balance, 1 January 2020	515.0	123.0	68.2	17.5	544.4	1,268.1
Additions	—	16.8	—	—	—	16.8
Translation	1.2	2.2	0.3	0.3	1.3	5.3
Balance, 31 December 2020	516.2	142.0	68.5	17.8	545.7	1,290.2

Accumulated amortisation/impairment
Balance, 1 January 2020	188.4	25.6	16.5	8.7	20.2	259.4
Amortisation	72.4	12.0	3.4	3.4	—	91.2
Impairment[1]	—	—	—	4.1	—	4.1
Translation	1.2	1.1	0.1	—	(0.7)	1.7
Balance, 31 December 2020	262.0	38.7	20.0	16.2	19.5	356.4

Carrying value
Balance, 31 December 2020	254.2	103.3	48.5	1.6	526.2	933.8

1During the year ended 31 December 2020, a number of the Group’s purchase price partnership agreements have either expired or have been terminated. As a result, the Group recognised a £4.1 million impairment for the unamortised portion of the relevant contracts.

11.	Other long-term receivables

	31 March 2021 (£m)	31 December 2020 (£m)
Secured convertible loan	3.9	3.9
Long-term loan receivable (net of ECL provision discussed in note 13)	0.9	1.0
Other	0.2	0.2
	5.0	5.1

12.	Cash, restricted cash and player deposits

	31 March 2021 (£m)	31 December 2020 (£m)
Cash	250.9	212.6

Player deposits – restricted cash[1]	29.0	29.6

1Player deposits – restricted cash consists of cash held by the Group in relation to amounts payable to players.

13.	Trade and other receivables

	31 March 2021 (£m)	31 December 2020 (£m)
Trade receivables	8.4	8.4
Due from payment service providers (‘PSPs’)	19.7	20.4
Prepaid expenses	11.1	12.4
Sales tax receivable	5.4	4.7
Other receivables	3.3	3.5
ECL on above balances	(9.3)	(9.5)
	38.6	39.9

The following table summarises the movement of the Group’s expected credit loss provision on trade and other receivables:

(£m)
Balance, 1 January 2020	4.5
ECL on certain balances held with PSPs	5.0
Balance, 31 December 2020	9.5
ECL on certain balances held with PSPs	—
Foreign exchange translation	(0.2)
Balance, 31 March 2021	9.3

The following table summarises the Group’s expected credit loss on its trade and other receivables and other long-term receivables at 31 March 2021:

	0-30 days (£m)	31-60 days (£m)	61-90 days (£m)	90 days + (£m)	Total (£m)
Trade and other receivables	0.1	—	0.3	0.5	0.9
Other long-term receivables (note 11)	—	—	—	0.4	0.4
	0.1	—	0.3	0.9	1.3

The following table summarises the Group’s expected credit loss on its trade and other receivables and other long-term receivables at 31 December 2020:

	0-30 days (£m)	31-60 days (£m)	61-90 days (£m)	90 days + (£m)	Total (£m)
Trade and other receivables	0.1	—	0.1	0.7	0.9
Other long-term receivables (note 11)	—	—	—	0.4	0.4
	0.1	—	0.1	1.1	1.3

14.	Currency swap and interest rate swap

Currency swap

As at 31 March 2021, the fair value of the Currency Swap was a £9.2 million payable (31 December 2020 – £5.0 million). The Group has included £6.1 million of this amount in current liabilities (31 December 2020 – £2.9 million), with the remaining balance included in other long-term payables, as discussed in note 20. For the three months ended 31 March 2021, the Group recognised a loss of £4.7 million in other comprehensive income (three months ended 31 March 2020 – gain of £2.8 million).

(£m)
Balance, 1 January 2020	9.3
FVOCI[1]	(4.3)
Balance, 31 December 2020	5.0
FVOCI[1]	4.2
Balance, 31 March 2021	9.2

1The difference between the total gain/(loss) on the Currency Swap and the portion connected to fair value revaluations relates to cash payments made on the Currency Swap.

Interest rate swap

As at 31 March 2021, the fair value of the Interest Rate Swap was a £1.3 million payable (31 December 2020 – £1.8 million). The Group has included £0.7 million of this payable in current liabilities (31 December 2020 – £0.8 million), with the value of the remaining balance included in other long-term payables, as discussed in note 20. For the three months ended 31 March 2021, the Group recognised a gain of £0.3 million in other comprehensive income (three months ended 31 March 2020 – loss of £1.0 million).

(£m)
Balance, 1 January 2020	1.1
FVOCI[1]	0.7
Balance, 31 December 2020	1.8
FVOCI[1]	(0.5)
Balance, 31 March 2021	1.3

1The difference between the total gain/(loss) on the Interest Rate Swap and the portion connected to fair value revaluations relates to cash payments made on the Interest Rate Swap.

15.	Leases

The Group’s leasing activity consists solely of leases of property. As at 31 March 2021, the carrying value of the right-of-use assets amounted to £21.2 million and the carrying value of lease liabilities amounted to £22.2 million, with £5.9 million (year ended 31 December 2020 – £6.1 million) of this balance shown in current liabilities and the remaining portion of £16.3 million (year ended 31 December 2020 – £16.6 million) reflected under non-current liabilities.

Right-of-use assets

(£m)
Balance, 1 January 2020	22.2
Additions	4.2
Depreciation	(5.3)
Effect of modification of lease terms	0.4
Foreign exchange movements	0.4
Balance, 31 December 2020	21.9
Additions	0.9
Depreciation	(1.3)
Effect of modification of lease terms	—
Foreign exchange movements	(0.3)
Balance, 31 March 2021	21.2

The lease liabilities balances were calculated using an incremental borrowing rate range of 2.0% - 5.0%.

Lease liabilities

(£m)
Balance, 1 January 2020	22.7
Additions	4.2
Interest expense	1.2
Effect of modification of lease terms	0.4
Lease payments	(5.9)
Foreign exchange movements	0.1
Balance, 31 December 2020	22.7
Additions	0.9
Interest expense	0.3
Effect of modification of lease terms	—
Lease payments	(1.5)
Foreign exchange movements	(0.2)
Balance, 31 March 2021	22.2

16.	Accounts payable and accrued liabilities

	31 March 2021 (£m)	31 December 2020 (£m)
Trade payables	11.9	12.2
Accruals	52.1	52.3
Gaming taxes, social security and other taxes	34.7	34.1
	98.7	98.6

17.	Provisions

(£m)
Balance, 1 January 2020	9.8
Transfer to taxes payable	(3.8)
Release of provisions in the year	(6.0)
Provisions in the year	6.8
Balance, 31 December 2020	6.8
Release of provisions in the period	(0.4)
Foreign exchange translation	(0.3)
Balance, 31 March 2021	6.1

18.	Long term debt

	EUR Term Facility (£m)	GBP Term Facility (£m)	Total (£m)
Balance, 1 January 2020	282.9	247.4	530.3
Accretion[1]	0.7	0.5	1.2
Repayment	—	(40.0)	(40.0)
Debt repricing costs	—	(0.3)	(0.3)
Foreign exchange translation	16.9	—	16.9
Balance, 31 December 2020	300.5	207.6	508.1
Accretion[1]	0.2	0.1	0.3
Foreign exchange translation	(16.4)	—	(16.4)
Balance, 31 March 2021	284.3	207.7	492.0

Current portion	—	—	—
Non-current portion	284.3	207.7	492.0

 1Effective interest rates are as follows: EUR Term Facility – 3.51% (2020 – 3.51%), GBP Term Facility – 4.56% (2020 – 4.56%).

19.	Financial instruments

The principal financial instruments used by the Group are summarised below:

Financial assets

	Financial assets as subsequently measured at amortised cost
	31 March 2021 (£m)	31 December 2020 (£m)
Cash	250.9	212.6
Player deposits	29.0	29.6
Trade and other receivables	33.2	35.2
Other long-term receivables	1.1	1.2
	314.2	278.6

Financial liabilities

	Financial liabilities as subsequently measured at amortised cost
	31 March 2021 (£m)	31 December 2020 (£m)
Accounts payable and accrued liabilities	64.0	64.5
Other short-term payables	0.9	0.3
Interest payable	1.9	1.9
Payable to players	29.0	29.6
Deferred consideration payable	10.0	10.0
Lease liabilities	22.2	22.7
Long-term debt	492.0	508.1
	620.0	637.1

The carrying values of the financial instruments noted above approximate their fair values.

Other financial instruments

	Financial instruments at fair value – assets/(liabilities)
	31 March 2021 (£m)	31 December 2020 (£m)
Interest Rate Swap – through other comprehensive income	(1.3)	(1.8)
Currency Swap – through other comprehensive income	(9.2)	(5.0)
Other long-term receivables – through profit or loss	3.9	3.9
	(6.6)	(2.9)

Fair value hierarchy

All of the Group’s financial instruments carried at fair value are classified in level 2 of the hierarchy.

The Interest Rate Swap and Currency Swap balances represent the fair values of expected cash flows under the Interest Rate Swap and Currency Swap agreements. Counterparty valuation reports are used as the basis of fair values of these instruments.

Other long-term receivables represent the fair value of the loan receivable from Gaming Realms. The key inputs into the fair value estimation of this balance include the share price of Gaming Realms on the date of cash transfer, a 2-year risk-free interest rate of 0.0278%, and an estimated share price return volatility rate of Gaming Realms of 73.0%.

20.	Other long-term payables

	31 March 2021 (£m)	31 December 2020 (£m)
Deferred consideration payable	10.0	10.0
Interest Rate Swap (note 14)	0.6	1.0
Currency Swap (note 14)	3.1	2.1
	13.7	13.1

21.	Share capital

	Ordinary shares of 10p
	(£m)	#
Balance, 1 January 2020	10.9	108,665,248
Exercise of options	0.1	630,000
Issue of shares under the G MINE SIP	—	27,066
Balance, 31 December 2020	11.0	109,322,314
Exercise of options	—	150,000
Issue of shares under the G MINE SIP	—	8,316
Balance, 31 March 2021	11.0	109,480,630

Ordinary shares

During the three months ended 31 March 2021, Gamesys Group plc did not issue any additional ordinary shares, except as described below. The issued share capital is fully paid up.

Long-term incentive plan

During the three months ended 31 March 2021, the Group recorded £0.5 million (three months ended 31 March 2020 – £0.2 million) in share-based compensation expense relating to its long-term incentive plans with a corresponding increase in share-based payment reserve.

Employee share incentive plan

During the three months ended 31 March 2021, the Group recorded £0.1 million (three months ended 31 March 2020 – £nil) in share-based compensation expense relating to its G MINE SIP with a corresponding increase in share-based payment reserve.

Additionally, during the three months ended 31 March 2021, the Group made a cash payment of £1.6 million (three months ended 31 March 2020 – £nil) to acquire the Group’s ordinary shares to be distributed to its employee base to satisfy the Group’s obligation in respect of the one-time employee incentive, as discussed in the Annual Financial Statements.

22.	Cash generated from operations

The following table provides a reconciliation of net income for the period to cash generated from operations:

	Three months ended	Three months ended
	31 March 2021	31 March 2020
	(£m)	(£m)
Net income for the period	23.8	4.1
Adjustments for:
Share-based compensation expense	0.6	0.2
Amortisation and depreciation	24.5	22.8
Tax expense	4.5	1.2
Interest expense, net	5.3	6.7
Foreign exchange (gain)/loss	(4.2)	4.0
Restriction of cash balances	—	(0.5)
Increase in trade and other receivables	—	(1.3)
Increase in other long-term receivables	—	0.1
Increase/(decrease) in accounts payable and accrued liabilities	1.7	(0.6)
Increase in other short-term payables	0.7	0.1
Reduction in provisions	(0.4)	—
Cash generated from operations	56.5	36.8

23.	Contingent liabilities

Indirect taxation

Gamesys Group plc subsidiaries may be subject to indirect taxation on transactions, including those that have been treated as exempt supplies of gambling, or on supplies that have been zero rated where legislation provides that the services are received or used and enjoyed in the country where the service provider is located. Revenue earned from players located in any particular jurisdiction may give rise to further taxes in that jurisdiction for example, by way of gaming taxes levied on the Group’s revenue. If such taxes are levied, either on the basis of current law or the current practice of any tax authority, or by reason of a change in the law or practice, then this may have a material adverse effect on the amount of tax payable by the Group or on its financial position.

Where it is considered probable that a previously identified contingent liability will give rise to an actual outflow of funds, then a provision is made in respect of the relevant jurisdiction and period impacted. Where the likelihood of a liability arising is considered less than probable the contingency is not recognised as a liability at the balance sheet date.

Regulatory

As the Group operates real-money gaming activities through various gambling licences, compliant anti-money laundering, anti-terrorism, safer gambling, fraud detection, risk management and other regulatory policies, procedures, and controls to mitigate and effectively manage these risks must be maintained. If the Group fails to do so, enforcement action by gambling regulators, or other governmental agencies or private action by affected third parties could occur. Enforcement actions could include financial penalties or regulatory settlements, public warnings, the imposition of special operating conditions, and the suspension or revocation of gambling licences. At any given point in time, the Group's operating practices are typically under review by one or more regulatory authorities whose ongoing reporting of findings will often be outstanding and as such the outcomes can be uncertain.

Where it is considered probable that a previously identified contingent liability will give rise to an actual outflow of funds, then a provision is made in respect of the relevant jurisdiction and period impacted. Such provision is recorded when three criteria are met: (1) a present obligation from a past event exists, (2) it is probable that an outflow of resources will be required to settle the obligation, and (3) a reliable estimate can be made. Where these three criteria are not met no liability is recognised on the balance sheet date. At 31 March 2021, the Company has not recognised any such provision. (31 December 2020: £nil)